ASSET ACQUISITION	9 Months Ended
Sep. 30, 2024
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
ASSET ACQUISITION

NOTE 5 – ASSET ACQUISITION

On June 11, 2024, the Company and its wholly owned subsidiary SemiCab,LLC, SemiCab, Inc., Ajesh Kapoor and Vivek Sehgal entered into the Asset Purchase Agreement pursuant to which the Seller agreed to sell and assign to the Company, and the Company agreed to purchase and assume from the Seller, substantially all the assets, and certain specified liabilities relating to the business of the Seller.

The Company decided to acquire SemiCab as part of a strategic plan to diversify its business and reduce its reliance solely on retail and consumer electronics and strategically focus on growth. The acquisition fit the Company’s strategic decision to pivot to a holding company structure.

On July 3, 2024, the parties completed the Asset Purchase Agreement whereby the Company issued to the Seller (i) 641,806 shares of the Company’s common stock with a value of approximately $494,000 (ii) a twenty percent (20%) membership interest in SemiCab LLC. (See Note 2).

Pursuant to the asset acquisition agreement, the Company and Seller entered into an option agreement (the “Option Agreement”), granting the Buyer the right to acquire all of the issued and outstanding capital securities of SMCB Solutions Private Limited (“SMCB”), a wholly owned subsidiary of the Seller, in consideration for 320,903 shares of common stock of the Company. As of the date of this filing, the Option Agreement expired unexercised.

In connection with the asset acquisition agreement, effective July 3, 2024, SemiCab, LLC entered into employment agreements (the “Agreements”) with Ajesh Kapoor and Vivek Sehgal Kapoor’s agreement spans three years with an annual base salary of $140,000 for 2024, $240,000 for 2025, and $300,000 for subsequent years, and Sehgal’s agreement also spans three years with an annual base salary of $105,000 for 2024, $210,000 for 2025, $240,000 for 2026, $270,000 for 2027, and $300,000 for 2028. Both executives’ salaries are subject to annual review by the Board. They are eligible for annual performance-based bonuses contingent on specific goals set by the Board and will participate in the 2022 Equity Incentive Plan, receiving annual equity issuances and cash-based incentives tied to revenue milestones. Both are entitled to standard employee benefits, including health insurance and retirement plans.

ALGORHYTHM HOLDINGS, INC. and SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2024 and 2023

(Unaudited)

On July 3, 2024, the (“Acquisition Date”), the Company acquired substantially all the assets and assumed certain liabilities of SemiCab, Inc. in exchange for the purchase price consideration of approximately $983,000. On July 3, 2024, the value of the total identifiable intangible assets, including goodwill was approximately $4,754,000, based on the restricted value of SMC common shares on the date of acquisition. The Company also recognized non-controlling interest at fair value as of the Acquisition Date in the amount of approximately $74,000 representing 20% ownership in SemiCab Holdings, LLC, which is 80% owned by the Company.

The trade names and developed technology intangible assets were valued using the relief-from-royalty method. The relief-from-royalty method is one of the methods under the income approach wherein estimates of a company’s earnings attributable to the intangible asset are based on the royalty rate the company would have paid for the use of the asset if it did not own it. Royalty payments are estimated by applying royalty rates of 0.5% to the prospective revenue attributable to the intangible asset. The resulting net annual royalty payments are then discounted to present value using a discount factor of 33%, and the remaining economic life of nine years.

The Company determined an estimated fair value of customer relationships using multi-period excess earnings approach utilizing a discounted cash flow methodology. The analysis included assumptions regarding the growth rate for the development of new businesses, concluding between 8% and 20% organic growth rates for revenue attributable to existing customers. A discount rate of 33% was used for the weighted average cost of capital analysis, along with the evaluation of the capital expenditure requirements associated with any new initiatives developed by SemiCab. The purchase accounting for this transaction is provisional and subject to measurement period adjustments for one year following the date of acquisition.

The valuations for the above intangible assets require use of unobservable inputs that are classified as Level 3 on the fair value hierarchy.

The goodwill resulting from this acquisition is tax deductible.

The following table presents the allocation of the consideration transferred to the assets acquired and liabilities assumed based on their fair values:

Equity consideration	$494,000
Fair value of non-controlling interest	74,000
Total Equity Consideration	568,000
Debt Extinguishment	415,000
Total Consideration	$983,000

Identifiable net assets acquired:
Cash and Cash Equivalents	$17,000
Accounts receivable	193,000
Prepaid expenses and other current assets	13,000
Property and equipment, net	3,000
Other Non-Current Operating Assets, Net	14,000
Customer Relationships (9 year estimated useful life)	747,000
Trade Name (9 year estimated useful life)	272,000
Developed Technology (6 year estimated useful life)	381,000
Accounts payable and accrued expenses	(2,680,000)
Loans payable Merchant Cash Advances (MCA)	(631,000)
Note payable	(50,000)
Notes payable Related Parties	(650,000)
Net assets acquired	(2,371,000)
Estimated Goodwill	$3,354,000

Pro Forma Information

The unaudited pro forma financial information below presents the effects of the Asset Purchase Agreement as though it had been completed on January 1, 2023. The pro forma adjustments are derived from the historically reported transactions of the respective companies. The pro forma results do not include anticipated combined effects or other expected benefits of the acquisition. The pro forma results for the nine months ended September 30, 2024 and 2023 reflect the combined performance of the Company and the SemiCab business for that period. The unaudited pro forma information is based on available data and certain assumptions that the Company believes are reasonable given the circumstances. However, actual results may differ materially from the assumptions used in the accompanying unaudited pro forma financial information. This selected unaudited pro forma condensed combined financial information is presented for illustrative purposes only and is not intended to represent what the actual consolidated results of operations would have been had the acquisition date occurred on January 1, 2023, nor does it attempt to forecast future consolidated results of operations.

ALGORHYTHM HOLDINGS, INC. and SUBSIDIARIES

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

September 30, 2024 and 2023

(Unaudited)

	Nine Months Ended
	September 30, 2024	September 30, 2023
Net revenue	$16,831,000	26,848,000
Operating loss from continuing operations	(8,093,000)	(6,187,000)
Net loss	(8,451,000)	(7,164,000)

The pro forma results for the nine months ended September 30, 2023, include a net increase in operating expenses of $265,000, consisting of legal and accounting expenses of approximately $215,000 associated with the acquisition of SemiCab and $50,000 in shares of SMC common stock issued to Vivek Sehgal as sign-on bonus.